Exhibit 24.1

                               POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                            /s/Gregory L. Wilson
                                                         -----------------------
                                                         Name: Gregory L. Wilson

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                       /s/Terry A. Fuller, Ph.D.
                                                    ----------------------------
                                                    Name: Terry A. Fuller, Ph.D.

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                              /s/Francis E. O'Donnell, Jr., M.D.
                                           -------------------------------------
                                           Name: Francis E. O'Donnell, Jr., M.D.

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                      /s/Juliet Tammenoms Bakker
                                                   -----------------------------
                                                   Name: Juliet Tammenoms Bakker

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                           /s/J. Richard Crowley
                                                        ------------------------
                                                        Name: J. Richard Crowley

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                            /s/Michael R. Farris
                                                         -----------------------
                                                         Name: Michael R. Farris

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                                /s/Gary F. Jonas
                                                             -------------------
                                                             Name: Gary F. Jonas

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                             /s/Richard C. Lutzy
                                                          ----------------------
                                                          Name: Richard C. Lutzy

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                             /s/David T. Pieroni
                                                          ----------------------
                                                          Name: David T. Pieroni

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:


                  (i) all shares of Common Stock that were issued in the Company's March 1999 private placement, (ii) all shares of Common Stock that may from time to time become issuable upon the exercise of warrants issued related to the Company's March 1999 private placement, and (iii) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in a Registration Statement (to the extent such holder elects to have such shares included in the Registration Statement), and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of May, 1999.

                                                                 /s/Thomas Quinn
                                                              ------------------
                                                              Name: Thomas Quinn